GOLDMAN SACHS TRUST II

Active Equity Multi-Manager Funds

Multi-Manager International Equity Fund

(the “Fund”)

Supplement dated October 15, 2026 to the

Prospectus dated February 28, 2026

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Acadian Asset Management LLC will now serve as an Underlying Manager of the Fund. Accordingly, effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the third paragraph in the “Multi-Manager International Equity Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Acadian Asset Management LLC (“Acadian”), Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and WCM Investment Management, LLC (“WCM”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager International Equity Fund” section of the Prospectus:

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, Massachusetts 02110, is an investment adviser registered with the SEC. The firm has approximately $232,710 million of assets under management as of June 30, 2026, including $1,453 million in model advisory contracts where Acadian does not have trading authority. With respect to the Fund, the firm manages an allocation of non-U.S. developed market securities. Acadian Asset Management’s non-U.S. equity strategy seeks to provide institutional clients with the opportunity to capture long-term capital appreciation by investing in a portfolio of equity securities in developed markets.

The following is added at the end of the fourth paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Acadian will be available in the Fund’s Form N-CSR dated October 31, 2026.

This Supplement should be retained with your Prospectus for future reference.

SMACMGRASTK 09-26